Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the annual report of T3 Motion, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Ki Nam, Chief Executive Officer (Principal Executive Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: February 15, 2011	/s/ Ki Nam
Ki Nam
Chief Executive Officer (Principal Executive Officer)